UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2013
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SERVICENOW, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
4810 Eastgate Mall
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 720-0477
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 23, 2013, ServiceNow, Inc. (“ServiceNow”) issued a press release announcing financial results for the three months ended September 30, 2013.

This press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of ServiceNow under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Use of Non-GAAP Financial Information

ServiceNow reports non-GAAP results for gross margins, operating margins, net income or loss, basic and diluted income or loss per share, free cash flow and billings in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company’s financial measures under GAAP include stock-based compensation expense. Management believes the presentation of operating results excluding stock-based compensation expense provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in the company’s business and fund ongoing operations. However, the company’s calculation of free cash flow may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue. Management believes that billings offers investors useful supplemental information regarding the performance of the company’s business, and will help investors better understand the sales volumes and performance of the company’s business.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business.

Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release dated October 23, 2013, announcing ServiceNow, Inc.’s financial results for the three months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Chief Financial Officer

Date:  October 23, 2013

Exhibit List

Exhibit No.	Exhibit Title

99.1	Press release dated October 23, 2013, announcing ServiceNow, Inc.’s financial results for the three months ended September 30, 2013.

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